                                                                   EXHIBIT 10.75


JOHN G. BRADSHAW
A PROFESSIONAL LAW CORPORATION
SUITE 800
3 IMPERIAL PROMENADE
SANTA ANA, CALIFORNIA 92707
(714) 641-1690    FAX (714) 641-1780

STATE BAR NO. 37814

ATTORNEY FOR PLAINTIFF


                SUPERIOR COURT OF CALIFORNIA, COUNTY OF ORANGE

                            CENTRAL JUSTICE CENTER


PLAINTIFF: ROGER SAVILLE                                  NO. OOCC15340


                                                          NOTICE OF
                                                          SETTLEMENT
                             vs.                          (OCR 455 and CRC 225)



Defendant: APPLIED DATA COMMUNICATIONS,
           INC., et al.



     Pursuant to Orange County Superior Court Rule 455 and California Rules of Court 225, plaintiff, ROGER SAVILLE, and defendants, APPLIED DATA COMMUNICATIONS, INC. and WALTER J. KANE, hereby notify the court of a full and complete settlement of the above entitled action. A copy of the fully executed Settlement Agreement is attached hereto as Exhibit A and made a part hereof by reference.

     The settlement between plaintiff and defendants contains conditions for dismissal of this matter upon the satisfactory completion of specified terms set forth in the Settlement

                                       1
                             NOTICE OF SETTLEMENT

Agreement that are not to be performed within forty-five (45) days of the settlement. The specified dismissal date is July 1, 2016.

     Dated:_________________________, 2001.

                                    JOHN G. BRADSHAW
                                    A Professional Law Corporation, by:

                                    [unsigned]
                                    -----------------------------
                                    JOHN G. BRADSHAW
                                    Attorney for Plaintiff, ROGER SAVILLE



                                    DARLING & ROBERTSON, LLP, by:

                                    /s/ Jon R. Robertson
                                    -----------------------------
                                    JON R. ROBERTSON
                                    Attorney for Defendants,
                                    APPLIED DATA COMMUNICATIONS, INC. and
                                    WALTER J. KANE

                                       2
                             NOTICE OF SETTLEMENT

                             SETTLEMENT AGREEMENT

     This Settlement Agreement is entered into by and between ROGER SAVILLE, plaintiff in the action hereinafter described ("SAVILLE"), and ADC DATA COMMUNICATIONS, INC. ("ADC"), and WALTER J. KANE ("KANE"), defendants in the action hereinafter described, and is effective July 5, 2001.

                                   RECITALS

     A. SAVILLE has filed an action against ADC and KANE in the Orange County Superior Court, action number OOCC15340.

     B. The parties to this Settlement Agreement desire to fully and completely settle and resolve the pending litigation upon the terms and conditions set forth herein.

     NOW, THEREFORE, it is agreed:

          1. Stipulated Judgment. A Stipulated Judgment in the total sum of $680,769.00, plus interest at the statutory rate of 10% per annum accruing from AUG 1, 2001, shall be executed by the respective parties, held by counsel for plaintiff, and not entered until and unless a default occurs in the agreed obligations. The judgment against ADC is the full amount of $680,769.00 plus costs in the sum of $258.00 and interest. SAVILLE or counsel for SAVILLE is authorized to enter the Stipulated Judgment at the time of the default.

          2.   Agreed Obligations. The agreed obligations are as follows:

               a. Commencing July 31, 2001 and on the first day of each month thereafter for a total of 180 months, ADC shall commence monthly payments in the sum of

$5,415.00. Said payments shall be credited against the Note obligations set forth as Notes #3 and #6 in the attached ADC Note summary. The parties acknowledge that said monthly payments results in an amortized payment based upon a 10% interest rate of 180 months.


               b. The remaining Notes identified as #1, #2, #4, #5a and #5b in the attached ADC note summary, which total $176,873.00, shall be held in abeyance. If payments on notes #3 and #6 are made in a timely manner in accordance with the provisions of subparagraph 2-a above, all interest accruing after June 1, 2001 with respect to notes as #1, #2, #4, #5a, and #5b shall be waived, and the $176,873.00 payment will be deferred for 180 months, or until a default under the amortized payments, as set forth above. Assuming no default has occurred, the $176,873.00 payment shall be made on July 1, 2016.

          3. Default. A default with respect to the payment obligations set forth in this agreement shall occur if the required performance is not completed on or before the date for said performance, i.e., the date for the payment commencing July 31, 2001 and on the first day of each successive month thereafter, as set forth above. Notwithstanding any language to the contrary, as an accommodation to ADC, said party shall have a 10-day grace and cure period which shall commence upon notice of said default. ADC may cure the default within said 10-day period provided that full payment is received prior to the expiration of said 10-day period. If full payment is not so received, the Stipulated Judgment may be entered without any further notice to ADC. Said notice shall be deemed given upon posting to ADC addressed at 3324 South Susan, Santa Ana, California 92704, with a copy to the attorney for ADC and KANE, Jon
R. Robertson, Esq., Darling & Robertson, LLP, Plaza Tower, 600 Anton Boulevard, Suite 1600, Costa Mesa, California 92626.

     TIME IS OF THE ESSENCE WITH RESPECT TO ALL OBLIGATIONS SET FORTH IN THIS SETTLEMENT AGREEMENT.

          4. Delivery of Stipulated Judgment. ADC shall execute the original Stipulated Judgment and shall deliver the same to SAVILLE at the time of the execution of this Settlement Agreement. The Stipulated Judgment shall not be filed with the Orange County Superior Court unless a default occurs with respect to the obligations set forth in this agreement. In such event, SAVILLE may cause the Stipulated Judgment to be filed and entered with the Orange County Superior Court without any further notice to ADC, provided that SAVILLE has given the 10-day notice set forth in paragraph three of this agreement. At the time of the filing of the Stipulated Judgment, SAVILLE shall file a partial satisfaction of judgment for any payments received by him pursuant to this agreement. All partial satisfactions of judgment for payments made by ADC, whether before or after the entry of judgment, shall be applied to the judgment against ADC.

          5. Dismissal. Upon full and timely performance by ADC of all terms and conditions of this Settlement Agreement and full performance of all executory provisions set forth herein, SAVILLE will file a Request for Dismissal, with prejudice, in the pending Orange County Superior Court action identified above. Upon full execution of this Settlement Agreement, SAVILLE will file a Request for Dismissal, without prejudice, in the pending Orange County Superior Court action identified above, as to KANE only. In exchange, KANE waives any right he may have to recover costs and attorneys' fees he has incurred in this matter.

          6. Release. Except as provided in this Settlement Agreement, and except for matters relating to employment compensation of SAVILLE by ADC, or matters relating to stock or securities of ADC, neither of which are the subject matter of the lawsuit between the parties, SAVILLE does hereby release ADC, and ADC does hereby release SAVILLE, and their respective agents, servants, successors, heirs, executors, administrators, and assigns, from any and all claims, actions, causes of action, demands, costs, or obligations of any nature existing as of the date of this agreement.

     Except as provided herein, it is further understood and agreed that all rights under Section 1542 of the Civil Code of the State of California, and any similar law of any state or territory of the United States ARE HEREBY EXPRESSLY WAIVED. Said section reads as follows:

     "1542. Certain claims not affected by general release. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

               7. Non-Assignment. SAVILLE represents, warrants, and covenants that he is the true owner and holder of the Notes which are the subject matter of this Settlement Agreement, and that he has not assigned said Notes to any other person, firm, or business entity.

          8.   Miscellaneous Provisions

               a. Governing Law. This agreement is executed and intended to be performed for all legal purposes in the State of California, and the laws of that state shall govern its interpretation.

               b. Severability. In the event any term, provision, covenant, or condition of this agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected, impaired, or invalidated.

               c. Affect of Headings. The headings of the paragraphs and subparagraphs of this agreement are included for purposes of convenience only and they shall not affect the construction or interpretation of any of its provisions.

               d. Necessary Acts. Each party, upon the request of the other, agrees to perform any further acts and to execute and deliver any documents which may be reasonably necessary to carry out the provisions of this agreement.

               e. Entire Agreement. This agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this agreement which are not fully expressed herein.

               f. Amendment. Any amendment or modification of this agreement shall be deemed to be null and void unless such amendment or modification is in writing and signed by all parties to this agreement.

               g. Attorney's Fees. In the event of a breach of the terms and conditions of this agreement, the prevailing party in any legal or equitable action shall be entitled to reasonable attorney's fees and court costs.

               h. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          Executed on the date first hereinabove set forth.

                                       PLAINTIFF:

                                       /s/ Roger Saville
                                       ---------------------------
                                       ROGER SAVILLE


                                       DEFENDANTS:

                                       ADC DATA COMMUNICATIONS, INC.,
                                       a Delaware Corporation, by:

                                       /s/ Walter J. Kane
                                       ---------------------------
                                       WALTER J. KANE
                                       President


                                       /s/ Barry K. Sugden, Jr.
                                       ---------------------------
                                       Secretary


                                       /s/ Walter J. Kane
                                       ---------------------------
                                       WALTER J. KANE, Individually

Approved:



                                    JOHN G. BRADSHAW
                                    A Professional Law Corporation, by:

                                    [unsigned]
                                    --------------------------------
                                    JOHN G. BRADSHAW
                                    Attorney for ROGER SAVILLE



                                    DARLING & ROBERTSON, LLP, by:

                                    /s/ Jon R. Robertson
                                    -------------------------
                                    JON R. ROBERTSON
                                    Attorney for APPLIED DATA COMMUNICATIONS,
                                    INC.
                                    and WALTER J. KANE

JOHN G. BRADSHAW
A PROFESSIONAL LAW CORPORATION
SUITE 800
3 IMPERIAL PROMENADE
SANTA ANA, CALIFORNIA 92707
(714) 641-1690    FAX (714) 641-1780

STATE BAR NO. 37814

ATTORNEY FOR PLAINTIFF


                SUPERIOR COURT OF CALIFORNIA, COUNTY OF ORANGE

                            CENTRAL JUSTICE CENTER


PLAINTIFF: ROGER SAVILLE                                  NO. OOCC15340


                                                          STIPULATED
                                                          JUDGMENT
                             vs.



Defendant: APPLIED DATA COMMUNICATIONS,
           INC., et al.



     Plaintiff, ROGER SAVILLE, and defendant, APPLIED DATA COMMUNICAITONS, INC. stipulate as follows:

     1. Plaintiff shall have judgment against defendant, APPLIED DATA COMMUNICATIONS, INC., in the sum of $680,769.00, and costs in the sum of $258.00. Interest on the judgment shall accrue at the rate of ten percent (10%) per annum from and after June 1, 2001.

     2. This judgment may be entered by ex parte application by plaintiff or the attorney for plaintiff upon presentation to the court of this Stipulated Judgment and an affidavit duly executed by plaintiff that plaintiff has performed all terms and conditions of the Settlement Agreement on file in this action.

                                       1
                              STIPULATED JUDGMENT

      Dated:______________________________________, 2001.


                                       PLAINTIFF:

                                       /s/ Roger Saville
                                       ----------------------------
                                       ROGER SAVILLE


                                       DEFENDANT:

                                       APPLIED DATA COMMUNICATIONS, INC.,
                                       a Delaware Corporation, by:

                                       /s/ Walter J. Kane
                                       ----------------------------
                                       WALTER J. KANE
                                       President


                                       /s/ Barry K. Sugden, Jr.
                                       ----------------------------
                                       Secretary



Approved:



                                    JOHN G. BRADSHAW
                                    A Professional Law Corporation, by:

                                    [unsigned]
                                    ----------------------------     -----
                                    JOHN G. BRADSHAW
                                    Attorney for Plaintiff, ROGER SAVILLE

                                        2
                             STIPULATED JUDGMENT

                                    DARLING & ROBERTSON, LLP, by:

                                    /s/ Jon R. Robertson
                                    ----------------------------
                                    JON R. ROBERTSON
                                    Attorney for Defendant,
                                    APPLIED DATA COMMUNICATIONS, INC.








                                       ORDER


     Judgment, as set forth hereinabove, is hereby entered.



     Dated:_______________________________________




                                   [unsigned]
                                   --------------------------------------
                                   JUDGE OF THE SUPERIOR COURT



                              STIPULATED JUDGMENT